UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 30, 2009

Anika Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
____________________

Massachusetts	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   781-457-9000

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

Purchase Agreement

On December 30, 2009, Anika Therapeutics, Inc. (the “Company”) entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Fidia Farmaceutici S.p.A., a privately held Italian corporation (the “Seller”) pursuant to which the Company acquired 100% of the issued and outstanding stock of Fidia Advanced Biopolymers S.r.l., a privately held Italian corporation (“FAB”) for a purchase price consisting of $17.1 million in cash and 1,981,192 shares of the Company’s common stock (the “Acquisition”), and is subject to potential post-closing adjustments.  The completion of the Acquisition occurred simultaneously with the signing of the Purchase Agreement.  In connection with the Acquisition, the parties also entered into certain other on-going ancillary agreements, some of which are described below.

The Purchase Agreement contains customary representations, warranties and indemnification provisions.  A portion of the shares issued as part of the purchase price have been placed in escrow for a period of up to 18 months in order to secure the indemnification obligations of the Seller. The Purchase Agreement also contains non-competition and non-solicitation provisions pursuant to which the Seller agrees not to engage in certain competitive activities for a period of five years following the closing, including customary restrictions relating to employees.  In addition, the Purchase Agreement provides that the Seller may request that the Company appoint an unaffiliated independent board designee to the Company’s Board of Directors, which right shall terminate automatically at such time as the Seller ceases to hold, directly or indirectly, at least 1,400,000 shares of the Company’s common stock (as adjusted for stock splits, stock dividends, recapitalizations or the like).

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

On December 31, 2009, the Company issued a press release that announced the closing of the Acquisition. Such press release is attached hereto as Exhibit 99.1.

Registration Rights Agreement

On December 30, 2009, in connection with the Acquisition, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Seller.  The Registration Rights Agreement provides for certain so-called “piggyback” registration rights and that the Company will file a “resale” registration statement covering all of the shares issued in connection with the Acquisition upon request from the Seller no earlier than 12 months from the completion of the Acquisition.  The Registration Rights Agreement terminates at such time as the Seller may sell its shares of Company common stock without restriction under Rule 144 promulgated under the Securities Act of 1933, as amended.

The above description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lease Agreement

In connection with the Acquisition, FAB entered into a Lease Agreement with the Seller, dated as of December 30, 2009 (the “Lease Agreement”), whereby FAB will lease approximately 26,000 square feet of office, manufacturing, research and warehouse space from the Seller for a monthly rent of Euro 34,026, for an initial term of six years, with early termination rights, and the option to renew for another six-year term, upon six months prior notice.

The above description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Tolling Agreement

In connection with the Acquisition, FAB entered into a Tolling Agreement with the Seller, dated as of December 30, 2009 (the “Tolling Agreement”), whereby the Seller will manufacture certain product intermediates and finished products for FAB.  The initial term of the Tolling Agreement is for five years, with the initial term expiring on December 31, 2014.  FAB has the option to renew the Tolling Agreement for subsequent two year renewal terms by providing six-months notice to Seller prior to the end of the then-current term, unless the Tolling Agreement has been terminated earlier pursuant to the terms of the agreement.  The Tolling Agreement provides that FAB will make annual forecasts to the Seller of its estimated requirements of products set forth in each such forecast, and a certain percentage of the aggregate volume forecasted in each such forecast shall be binding upon FAB.

The above description of the Tolling Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Tolling Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Credit Agreement

On December 30, 2009, the Company entered into a Consent and First Amendment (the “Consent Agreement”) to the Credit Agreement, dated as of January 31, 2008, among the Company, Anika Securities, Inc., and the lenders from time to time party thereto and Bank of America, N.A., as administrative agent (the “Credit Agreement”), pursuant to which the lenders consented to the Acquisition on the terms and conditions set forth in the Purchase Agreement and amended certain provisions under the Credit Agreement.

The Consent Agreement contains customary representations and warranties of the Company, affirmative and negative covenants regarding the Company’s operations and financial covenants and a condition subsequent that by February 26, 2010, the Company enter into a pledge and security agreement among the Company, FAB and the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, providing for a pledge by the Company of 65% of the equity of FAB in favor of the Administrative Agent.  In connection with the closing of the Consent Agreement, the applicable interest rate associated with Eurodollar rate loans was increased from 0.75% to 1.25%, the Company paid an a non-refundable amendment fee to Bank of America of $74,000 and agreed to pay Bank of American’s invoiced costs and expenses (including reasonable attorneys’ fees) incurred on behalf of the Administrative Agent in connection with the Consent Agreement.

The above description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Section 2--Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Please see the disclosure set forth above under Item 1.01 relating to the Purchase Agreement, which is hereby incorporated by reference into this Item 2.01 and its qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.01 and incorporate herein by reference.

Section 3—Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement is incorporated herein by reference into this Item 3.02.  The shares issued in connection with the Acquisition were issued in reliance upon the exemptions from the registration provisions of Section 4(2) of the Securities Act of 1933, as amended (and the regulations promulgated thereunder) relating to sales by an issuer not involving a public offering.The Seller has represented to the Company in the Purchase Agreement that it is acquiring the shares for investment and not for distribution, that it can bear the risks of the investment and that it has had an opportunity to ask questions of, and receive answers from, the Company regarding the terms and conditions of the issuance of the shares pursuant to the Purchase Agreement.

Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

        The financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 75 days from the date of the Acquisition.

(b)   Pro forma financial information.

        The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed no later than 75 days from the date of the Acquisition.

(d)   Exhibits

Exhibit
Number                                 Description

2.1*	Sales and Purchase Agreement, dated December 30, 2009, between Anika Therapeutics, Inc. and Fidia Farmaceutici S.p.A.

10.1	Registration Rights Agreement, dated December 30, 2009, between Anika Therapeutics, Inc. and Fidia Farmaceutici S.p.A .

10.2	Lease Agreement, dated as of December 30, 2009, between Fidia Farmaceutici S.p.A. and Fidia Advanced Biopolymers S.r.l.

10.3	Tolling Agreement, dated as of December 30, 2009, between Fidia Farmaceutici S.p.A. and Fidia Advanced Biopolymers S.r.l.

10.4
Consent and First Amendment, dated as of December 30, 2009, to the Credit Agreement, dated as of January 31, 2008, among Anika Therapeutics, Inc., Anika Securities, Inc., and the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

99.1	Press Release of Anika Therapeutics, Inc., dated December 31, 2009.

*   The Company has omitted certain schedules and exhibits pursuant to Item 601 (b)(2) of Regulation S-K and shall furnish supplementally to the Commission copies of any of the schedules or exhibits upon request.

[Remainder of page left blank intentionally]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: January 6, 2010	By:	/s/ Kevin W. Quinlan
Kevin W. Quinlan
Chief Financial Officer

Exhibit Index

2.1*	Sales and Purchase Agreement, dated December 30, 2009, between Anika Therapeutics, Inc. and Fidia Farmaceutici S.P.A .

10.1	Registration Rights Agreement, dated December 30, 2009, between Anika Therapeutics, Inc. and Fidia Farmaceutici S.P.A.

10.2	Lease Agreement, dated as of December 30, 2009, between Fidia Farmaceutici S.p.A. and Fidia Advanced Biopolymers S.r.l.

10.3	Tolling Agreement, dated as of December 30, 2009, between Fidia Farmaceutici S.p.A. and Fidia Advanced Biopolymers S.r.l.

10.4
Consent and First Amendment, dated as of December 30, 2009, to the Credit Agreement, dated as of January 31, 2008, among Anika Therapeutics, Inc., Anika Securities, Inc., and the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

99.1	Press Release of Anika Therapeutics, Inc., dated December 31, 2009.

*   The Company has omitted certain schedules and exhibits pursuant to Item 601 (b)(2) of Regulation S-K and shall furnish supplementally to the Commission copies of any of the schedules or exhibits upon request.